UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2004

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

      On December 16, 2004, the Amended and Restated PPL Supplemental Executive Retirement Plan (the "PPL SERP") was amended to adjust the calculation of benefits to which officers of PPL Corporation ("PPL") and its affiliated companies are eligible upon retirement. A similar amendment was made to the PPL Retirement Plan (together with the PPL SERP, the "Plans") under which both officers and employees of PPL and its affiliated companies are eligible for benefits upon retirement. The benefits payable to an officer or employee under the Plans are calculated based on the average earnings of the officer or employee over a designated time period prior to retirement. See Note 12 to the Financial Statements in PPL's Annual Report to the Securities Exchange Commission on Form 10-K for the year ended December 31, 2003 (the "2003 PPL 10-K") and "Retirement Plans for Executive Officers" in PPL's 2004 Notice of Annual Meeting and Proxy Statement for more information concerning the Plans, and see Exhibit 10(s) to the 2003 PPL 10-K for a copy of the PPL SERP.

      Pursuant to the amendment to the PPL SERP, the average earnings used to calculate an officer's retirement benefits under the PPL SERP will include the pro-rata portion of the annual incentive award that would have been earned in the final year of employment, if the performance criteria for the award were fully satisfied. This same change was made to the PPL Retirement Plan. The PPL SERP also has been amended to provide for average earnings to be calculated based on an officer's earnings during the 60 highest paid months within the final 120 (or fewer) months of the officer's employment. Prior to the amendment to the PPL SERP, average earnings under the PPL SERP were based on an officer's earnings during the 60 highest paid consecutive months within the final 120 (or fewer) months of the officer's employment. This amendment serves to make the calculation of average earnings under the PPL SERP consistent with the calculation of average earnings under the PPL Retirement Plan.

      The amendment to the PPL Retirement Plan will be effective for all retirements on or after January 1, 2005, and the amendment to the PPL SERP will be effective for all retirements on or after April 1, 2004.

      A copy of the amendment to the PPL SERP is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	99.1 -	Amendment dated December 16, 2004, to the PPL SERP.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel James E. Abel Vice President - Finance and Treasurer
PPL ENERGY SUPPLY, LLC

By:	/s/ James E. Abel James E. Abel Vice President and Treasurer
PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ James E. Abel James E. Abel Treasurer

Dated:  December 17, 2004